ARISTON FUNDS

                       ARISTON CONVERTIBLE SECURITIES FUND

                        ARISTON INTERNET CONVERTIBLE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 8, 2000


         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Ariston Funds dated May 1, 2000. This SAI incorporates by reference the Ariston Convertible Securities Fund's Annual Report to Shareholders for the year ended December 31, 1999. A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-888-387-2273.


                                TABLE OF CONTENTS
                                                                        PAGE

DESCRIPTION OF THE TRUST AND FUNDS...........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS..............................................................3

INVESTMENT LIMITATIONS.......................................................7

THE INVESTMENT ADVISOR.......................................................9

DISTRIBUTION PLAN............................................................9

TRUSTEES AND OFFICERS.......................................................11

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................11

DETERMINATION OF SHARE PRICE................................................12

INVESTMENT PERFORMANCE......................................................13

CUSTODIAN...................................................................14

TRANSFER AGENT..............................................................14

ACCOUNTANTS.................................................................15

DISTRIBUTOR.................................................................15

ADMINISTRATOR...............................................................15

FINANCIAL STATEMENTS........................................................15



11391 03/06/2000  9:56 AM

DESCRIPTION OF THE TRUST AND FUNDS

         The Ariston Convertible Securities Fund was organized as a diversified series of AmeriPrime Funds (the "Trust") on February 24, 1999. On April 30, 1999, the Fund acquired the assets and assumed the liabilities of the Lexington Convertible Securities Fund in a tax-free reorganization. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Ariston Convertible Internet Fund was organized as a diversified series of the Trust on February 29, 2000. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Funds' investment advisor is Ariston Capital Management Corporation (the "Advisor."

         The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Funds' transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Funds are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Funds' shareholders.

         As of November 30, 2000, the following persons may be deemed to beneficially own or hold or record five percent (5%) or more of the Ariston Convertible Securities Fund: Charles Schwab & Co, Inc., 101 Montgomery St., San Francisco, CA 94104 - 35.60%; National Investor Services Corp, 55 Water St., New York, NY 10041 - 14.49%; National Financial Services Corp, 200 Liberty St., New York, NY 10281 - 7.21%; Joseph B. Mohr, 2157 La Paz Way, Palm Springs, CA 92264
- 7.14%. As of November 30, 2000, the following persons may be deemed to beneficially own or hold or record five percent (5%) or more of the Ariston Internet Convertible Fund - Elite: Arison Capital Mgmt Corp, 240 Lake Bellevue Dr, Bellevue, WA 98005 - 28.28%; Donaldson Lufkin Jenrette, P.O. Box 2052, Jersey City, NJ 07303 - 19.26%; J and M Trust, 2157 La Paz, Palm Springs, CA 92264 - 14.38%; Richard B. Russell, 9705 NE 13th St., Bellevue, WA 98004 - 8.23%; Julie Walker, 131 N. Citrus Ave, Los Angeles, CA 90036 - 7.06%. As of November 30, 2000, the following person may be deemed to beneficially own or hold or record five percent (5%) or more of the Ariston Internet Convertible Fund - Premier: Investec Ernst & Company, One Battery Park Plaza, New York, NY 10004 - 98.64%.

         As of November 30, 2000, the following persons may be deemed to control the indicated Funds as a result of beneficial ownership of the Funds.

         Ariston Convertible Securities - Charles Schwab & Co, Inc.

         Ariston Internet Convertible-Elite - Ariston Capital Mgmt Corp.

         Ariston Internet Covertible-Premier - Investec Ernst & Company

         As of November 30, 2000, the officers and trustees as a group owned less than one percent of each Fund.

         For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS

     This section contains a detailed discussion of some of the investments the Funds may make and some of the techniques it may use.

         A. High Yield Debt Securities ("Junk Bonds"). The widespread expansion of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

         The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Funds defaulted, the Funds could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and each Fund's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption of call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield securities value will decrease in a rising interest rate market, as will the value of the Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset based upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on each Fund's ability to accurately value high yield securities and the Fund's assets and on the Fund's ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

         New laws and proposed new laws may have an impact on the market for high yield securities. For example, new legislation requiring federally-insured savings and loan associations to divest their investments in high yield securities and pending proposals designed to limit the use, or tax and other advantages of high yield securities which, if enacted, could have a material effect on each Fund's net asset value and investment practices.

         There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, each Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Also, the shareholders are taxed on this interest event if the Funds do not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Funds may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce each Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

         Finally, there are risks involved in applying credit ratings as method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, each Fund (in conjunction with its investment advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities liquidity so each Fund can meet redemption requests.

         A description of the rating categories is contained in the Appendix.

         B. Warrants. Each Fund may invest up to 5% of its total assets at the time of purchase in warrants (not including those acquired in units or attached to other securities). A warrant is a right to purchase common stock at a specific price during a specified period of time. The value of a warrant does not necessarily change with the value of the underlying security. Warrants do not represent any rights to the assets of the issuing company. A warrant becomes worthless unless it is exercised or sold before expiration. Warrants have no voting rights and pay no dividends.

         C. Options Transactions. Each Fund may write (sell) covered call options and may purchase put and call options on individual securities and securities indices. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to the expiration of the option by making an offsetting purchase of an identical option. Options on securities which each Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option) or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying security or to deposit liquid high quality debt obligations in a separate account with the Custodian. When a Fund writes an option, the Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but will assume the risk of loss should the price of the underlying security fall below the exercise price.

         D. Collateralized Short Sales. Each Fund may make short sales of common stocks, provided they are "against the box," i.e., each Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable without payment of further consideration into an equal or greater amount of such common stock. Each Fund may make a short sale when the Fund manager believes the price of the stock may decline and for tax or other reasons, the Fund manager does not want to sell currently the stock or convertible security it owns. In such case, any decline in the value of the portfolio would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the portfolio would be reduced by a loss in the short sale transaction. A Fund may not make short sales or maintain a short position unless at all times when a short position is open, not more than 10% of its total assets (taken at current value) is held as collateral for such sales at any one time. Short sales against the box are used to defer recognition of capital gains and losses, although the short-term or long-term nature of such gains or losses could be altered by certain provisions of the Internal Revenue Code.

         E. U.S. Government Securities. Each Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (U.S. Government Securities"). U.S. Government Securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

         F. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with Firstar Bank, N.A. (the Funds' Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

         G. Illiquid Securities. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and certain restricted securities. Neither Fund will invest more than 10% of its net assets in illiquid securities.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of each Fund's illiquid securities policy, which limits each Fund's investment in illiquid securities to 10% of its net assets, if such securities are determined to be liquid by the Adviser in accordance with the requirements established by the Trust. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Advisor will monitor the liquidity of Rule 144A securities in each Fund's holdings under the supervision of the Fund's Board of Trustees. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. Neither Fund will borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. Neither Fund will issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3. Underwriting. Neither Fund will act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. Neither Fund will purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. Neither Fund will purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. Neither Fund will make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. Neither Fund will invest 25% or more of its total assets in a particular industry except that Ariston Internet Convertible Fund may invest more than 25% of its assets in the internet industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1. Pledging. Neither Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. Neither Fund will engage in borrowing.

         3. Margin Purchases. Neither Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Short Sales. Neither Fund will effect short sales of securities except as described in the Prospectus or Statement of Additional Information.

         5. Options. Neither Fund will purchase or sell puts, calls, options or straddles except as described in the Prospectus or Statement of Additional Information.

         6. Illiquid Investments. Neither Fund will invest more than 10% of its total assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         7. Loans of Portfolio Securities. Neither Fund will make loans of portfolio securities.

THE INVESTMENT ADVISOR

         The Funds' investment advisor is Ariston Capital Management Corporation (the "Advisor"), 40 Lake Bellevue Drive, Suite 220, Bellevue, Washington 98005. As sole shareholder of the Advisor, Richard B. Russell, may be deemed to be a controlling person of the Advisor.

         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Funds' investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.25% of the average daily net assets of the Fund less the amount of the fees and expenses of the non-interested person trustees, and with respect to the Ariston Convertible Securities Fund only, less the amount of the Fund's 12b-1 expenses. For the period May 1, 1999 (commencement of operations) through December 31, 1999, the Ariston Convertible Securities Fund paid advisory fees of $151,742.

         The Advisor retains the right to use the name "Ariston" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Ariston" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on either Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

         The Trust and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Advisor. The Code requires that all employees of the Advisor preclear any personal securities investment. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold, or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions also include a ban on acquiring any securities in an initial public offering and provides for trading "blackout periods" which prohibit trading by portfolio managers of the Fund within periods of trading by the Fund in the same (or equivalent) security. The restrictions and prohibitions apply to most securities transactions by employees of the Advisor, with limited exceptions for some securities (such as securities which have a market capitalization and average daily trading volume above certain minimums).

DISTRIBUTION PLAN

         Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plan for the Ariston Convertible Securities Fund permits the Fund to pay directly, or reimburse the Advisor or Distributor, for distribution expenses in an amount not to exceed 0.25% of the average daily net assets of the Fund. The Plan for the Ariston Internet Convertible Fund, which relates only to the Premier class of shares, permits the Fund to pay directly, or reimburse the Advisor or Distributor, for distribution expenses in an amount not to exceed 0.70% of the average daily net assets of the Premier class of shares. The Trustees expect that the Plan will significantly enhance each Fund's ability to distribute its shares.

         Under each Plan, the Trust may engage in any activities related to the distribution of each Fund's shares (with respect to the Ariston Internet Convertible Fund, only the shares of the Premier class), including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of shares, or that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services, including, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;
(d) costs of formulating and implementing marketing and promotional activities, including, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plan.

         Each Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of a Plan and the related agreements must be approved by the Trustees annually, in the same manner, and either Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund (with respect to the Ariston Internet Convertible Fund, only the shares of the Premier class). Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the outstanding shares of the Fund (with respect to the Ariston Internet Convertible Fund, only the shares of the Premier class), and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. As an executive officer of the Funds' Distributor, Kenneth Trumpfheller, a Trustee of the Trust, may benefit indirectly from payments received by each Fund's Distributor.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services,  Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc., the
                                                      Fund's distributor, from 1994 through November 2000; President and
                                                      Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer and    Assistant Vice-President of Financial Administration of Unified Fund
1793 Kingswood Drive                 Chief Financial  Services, Inc., the Fund's transfer agent, fund accountant and administrator
Suite 200                            Officer          since August 2000.  Manager of AmeriPrime Financial Services, Inc. from
Southlake, Texas 76092                                February 2000 to Augsust 2000.  Self-employed, performing Y2K testing,
Year of Birth:   1968                                 January 1999 to January 2000.  Vice President of Fund Accounting, American
                                                      Data Services, Inc., a mutual fund services company, October 1992 to
                                                      December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and gas
2001 N. Indianwood Avenue                             services company; various positions with Carbo Ceramics, Inc., oil field
Broken Arrow, OK 74012                                manufacturing/supply company, from 1984 to 1997, most recently Vice
Year of Birth:   1957                                 President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E.  Hippenstiel                 Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson  Street                                 Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston,  TX 77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

         The compensation paid to the Trustees of the Trust for each Fund's fiscal year ended December 31, 1999 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

====================================== ========================== =======================================
                Name                           Aggregate                    Total Compensation
                                             Compensation                from Trust (the Trust is
                                              from Trust                  not in a Fund Complex)
-------------------------------------- -------------------------- ---------------------------------------
Kenneth D. Trumpfheller                             0                               0
-------------------------------------- -------------------------- ---------------------------------------
Steve L. Cobb                                  $18,862.50                      $18,862.50
-------------------------------------- -------------------------- ---------------------------------------
Gary E. Hippenstiel                            $18,862.50                      $18,862.50
====================================== ========================== =======================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, each Fund's advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         When a Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes adjustment is reasonable. For the period May 1, 1999 (commencement of operations) through December 31, 1999, the Ariston Convertible Securities Fund paid brokerage fees of $1,163.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in each Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

         Common stocks which are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at the mean between the last bid and ask price except when, in the Advisor's opinion, the mean price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Advisor determines the mean price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review and oversight of the Board of Trustees of the Trust.

         All other securities generally are valued at the mean between the last bid and ask price, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Convertible securities are valued at the greater of the value determined as described in the preceding sentence and the value of the shares of common stock into which the securities are convertible (determined as described in the preceding paragraph). If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when market quotations are not readily available, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review and oversight of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

         The Funds may periodically advertise "average annual total returns". "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                   P(1+T)n=ERV

         Where:       P        =       a hypothetical $1,000 initial investment
                      T        =       average annual total return
                      n        =       number of years
                      ERV      =       ending  redeemable  value at the end of
                                       the applicable  period of the
hypothetical  $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         In addition to providing average annual total return, the Funds may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of each Fund's shares) as of the end of a specified period.

         Each Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the one, five and ten year periods ended December 31, 1999, the Ariston Convertible Securities Fund's average annual total returns were 94.61%, 22.84% and 16.92%, respectively.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of each Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Funds may use indices such as the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank,  N.A.,  425 Walnut  Street,  Cincinnati,  Ohio 45202,  is
custodian of the Funds' investments. The custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agency and shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $750). In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, and 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period May 1, 1999 (commencement of operations) through December 31, 1999, Unified received $9,400 from the Advisor (not the Ariston Convertible Securities
Fund) for these fund accounting services.

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Funds for the fiscal year ending December 31, 2000. McCurdy & Associates performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         AmeriPrime Financial Securities, Inc. (the "Distributor"), 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Funds. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is an affiliate of the Distributor. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

ADMINISTRATOR

         The Fund retain AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, (the "Administrator") to manage the Funds' business affairs and provide the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period May 1, 1999 (commencement of operations) through December 31, 1999, the Administrator received $20,000 from the Advisor (not the Ariston Convertible Securities Fund) for these services. The Administrator, the Distributor, and Unified (the Funds' transfer agent) are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

         The financial statements required to be included in the Statement of Additional Information will be incorporated herein by subsequent amendment.

                                    APPENDIX
                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS
                       STANDARD & POOR'S RATINGS SERVICES

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.     Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

    B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

    CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

    C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

    D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.